                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14C INFORMATION

[PARA 40. 501] Information Required in Information Statement.

Reg. Section 240.14c-101.

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c) of Securities and Exchange Act of 1934 (Amendment No. __)




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     14c-5(d)(2))

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                         IXIS ADVISOR FUNDS TRUST III
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               (Name of Registrant as Specified in Its Charter)

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

                         IXIS ADVISOR FUNDS TRUST III
                              399 Boylston Street
                               Boston, MA 02116

                       IXIS Equity Diversified Portfolio
                      IXIS Moderate Diversified Portfolio
                (each a "Portfolio," together the "Portfolios")

                             INFORMATION STATEMENT
                                April 28, 2006

The Trustees of IXIS Advisor Funds Trust III (the "Trust") are distributing this Information Statement in connection with the approval of new sub-advisory agreements for the Mid Cap Value disciplines of the Portfolios, each dated April 3, 2006 (the "New Sub-Advisory Agreements"), by and among the Trust, on behalf of the Portfolios, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and Dreman Value Management, L.L.C. ("Dreman"). This Information Statement is intended to explain why the sub-advisory agreements in effect for the Mid Cap Value disciplines of the Portfolios, managed by Reich & Tang Asset Management LLC (Reich & Tang"), prior to April 3, 2006 (the "Previous Sub-Advisory Agreements") terminated and why the Trust's Board of Trustees approved the New Sub-Advisory Agreements. This Information Statement also describes generally the terms of the New Sub-Advisory Agreements. As explained in this Information Statement, the New Sub-Advisory Agreements are substantially similar to the Previous Sub-Advisory Agreements. The Trustees are distributing this Information Statement on or about April 28, 2006 to the shareholders of record as of April 7, 2006.

The Portfolios are providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the "SEC"), as described herein. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts.

PART I contains information relating to the New Sub-Advisory Agreements, the Previous Sub-Advisory Agreements and the Advisory Agreements (as defined below).

PART II contains information about the Trust, IXIS Advisors, Dreman and certain brokerage and other miscellaneous matters.

I. NEW SUB-ADVISORY AGREEMENTS

The Portfolios are multi-manager funds, which means that their portfolios are divided into multiple disciplines, each managed by different money management firms as sub-advisers to IXIS Advisors, which serves as the adviser to the Portfolios. IXIS Equity Diversified Portfolio is divided into four disciplines and IXIS Moderate Diversified Portfolio is divided into five disciplines. A money management firm may serve as a sub-adviser to more than one discipline. The Mid Cap Value disciplines of the Portfolios that were managed by Reich & Tang under the Previous Sub-Advisory Agreements and that are currently managed by Dreman under the New Sub-Advisory Agreements are referred to herein as the "Disciplines."

The Trustees have approved the New Sub-Advisory Agreements which are substantially similar to the Previous Sub-Advisory Agreements, except as described below under "New Sub-Advisory Arrangements for the Disciplines." The New Sub-Advisory Agreements have not affected the aggregate management fees paid by the Portfolios.

In general, a mutual fund cannot enter into a new advisory agreement, including a sub-advisory agreement such as the New Sub-Advisory Agreements, unless the shareholders of that mutual fund vote to approve that agreement. The Portfolios, however, have entered into the New Sub-Advisory Agreements without shareholder action pursuant to an exemptive order from the SEC (the "Exemptive Order"). The Exemptive Order allows the Trustees to approve sub-advisory agreements among the Portfolios, IXIS Advisors and a sub-adviser (such as Dreman) that is not otherwise affiliated with IXIS Advisors or the Portfolios without any action by the shareholders of the Portfolios as long as the Portfolios provide to their shareholders an information statement (such as this Information Statement) within 90 days after the hiring of any new sub-adviser.

Description of the Advisory Agreements

IXIS Advisors has acted as the Portfolios' adviser since the inception of each Portfolio, and currently acts as the Portfolios' adviser pursuant to advisory agreements dated July 14, 2004 for IXIS Moderate Diversified Portfolio and January 31, 2005 for IXIS Equity Diversified Portfolio, (the "Advisory Agreements"). The Trustees of the Trust approved the Advisory Agreements at meetings held on June 4, 2004 for IXIS Moderate Diversified Portfolio and November 19, 2004 for IXIS Equity Diversified Portfolio and last approved the continuance of the Advisory Agreements at a meeting held on May 20, 2005. The Advisory Agreements were last approved by the Portfolios' shareholders on January 27, 2005 for IXIS Equity Diversified Portfolio and July 12, 2004 for IXIS Moderate Diversified Portfolio. The purpose of submission of the Advisory Agreements to shareholders at such time was for such agreement's initial approval upon each Portfolio's inception. Under the Advisory Agreements, IXIS Advisors has overall advisory and administrative responsibility with respect to the Portfolios. The Advisory Agreements also provide that IXIS Advisors will, subject to IXIS Advisors' right to delegate such responsibilities to other parties, provide to the Portfolios both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Portfolios, subject to the supervision and control of the Trustees) and
(2) administrative services (defined to mean furnishing or paying the expenses of the Portfolios for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services).

Under the Advisory Agreements, the annual management fee rate payable by the IXIS Equity Diversified Portfolio to IXIS Advisors is 0.80% of the first $1 billion of the average daily net assets of the Portfolio and 0.75% of such assets in excess of $1 billion (or such lesser amount as IXIS Advisors may from time to time agree to receive) minus any fees payable by the Portfolio directly to its sub-advisers. The annual management fee rate payable by the IXIS Moderate Diversified Portfolio to IXIS Advisors is 0.75% of the first $1 billion of the average daily net assets of the Portfolio and 0.70% of such assets in excess of $1 billion (or such lesser amount as IXIS Advisors may from time to time agree to receive) minus any fees payable by the Portfolio directly to its sub-advisers. For the fiscal year ended December 31, 2005, the Portfolios paid IXIS Advisors aggregate advisory fees of $133,846 for IXIS Equity Diversified Portfolio and $897,702 for IXIS Moderate Diversified Portfolio.

Of this amount, the management fee paid to IXIS Advisors for its services to the Portfolios under the Advisory Agreement was $58,554 for IXIS Equity Diversified Portfolio and $420,190 for IXIS Moderate Diversified Portfolio. The remainder of the aggregate advisory fee, $75,292 for IXIS Equity Diversified Portfolio and $477,512 for IXIS Moderate Diversified Portfolio, was paid directly to the Portfolios' sub-advisers.

Previous Sub-Advisory Arrangements for the Disciplines

IXIS Advisors has delegated its responsibility under the Advisory Agreements to provide portfolio management services to the Portfolios to different sub-advisers, with each sub-adviser managing one or more different disciplines of the Portfolios. Until March 31, 2006, IXIS Advisors delegated its responsibility for managing the assets of the Disciplines to Reich & Tang pursuant to the Previous Sub-Advisory Agreements. The Trustees of the Trust approved the Previous Sub-Advisory Agreements at meetings held on June 4, 2004 for IXIS Moderate Diversified Portfolio and November 19, 2004 for IXIS Equity Diversified Portfolio. The Board approved the continuance of the Previous Sub-Advisory Agreements at a meeting held on May 20, 2005. The Previous Sub-Advisory Agreements were last approved by the Portfolios' shareholders on January 27, 2005 for IXIS Equity Diversified Portfolio and July 12, 2004 for IXIS Moderate Diversified Portfolio. The purpose of submission of the Previous Sub-Advisory Agreements to shareholders at such time was for such agreement's initial approval upon each Portfolio's inception. Under the terms of the Previous Sub-Advisory Agreements, Reich & Tang was authorized to effect portfolio transactions for the Disciplines, using its own discretion and without prior consultation with IXIS Advisors. Reich & Tang was also required to report periodically to IXIS Advisors and the Trustees of the Trust.

The Previous Sub-Advisory Agreements provided for sub-advisory fees payable to Reich & Tang at an annual rate of 0.45% of the first $250 million of the average daily net assets of its Disciplines, and 0.40% of its Disciplines' average daily net assets in excess of $250 million. For the fiscal year ended December 31, 2005, the sub-advisory fees paid to Reich & Tang for its services to the Portfolios under the Previous Sub-Advisory Agreements was $11,180 for IXIS Equity Diversified Portfolio and $54,050 for IXIS Moderate Diversified Portfolio.

New Sub-Advisory Arrangement for the Disciplines

In determining to recommend the termination of Reich & Tang as subadviser to the Disciplines of the Portfolios, IXIS Advisors considered that Reich & Tang had been underperforming relative to its benchmark and also that several senior personnel had left the firm. After considering a variety of potential sub-advisers, IXIS Advisors recommended the appointment of Dreman to assume responsibility for the day-to-day management of the Disciplines, effective April 3, 2006. The Trustees of the Trust determined that it would be appropriate to do so. Thus, upon the recommendation of IXIS Advisors and after considering a variety of factors (as described below under "Consideration of New Sub-Advisory Agreements by the Trustees"), the Trustees voted on March 10, 2006 to terminate the Previous Sub-Advisory Agreements as of the close of business on March 31, 2006 and to approve the New Sub-Advisory Agreements effective April 3, 2006. Copies of the New Sub-Advisory Agreements are set forth as Appendices A-1 and A-2 to this Information Statement.

The terms of the New Sub-Advisory Agreements are substantially similar to those of the Previous Sub-Advisory Agreements, except that (a) all references to Reich & Tang in the Previous Sub-Advisory Agreements have been changed to Dreman in the New Sub-Advisory Agreements, (b) a provision addressing the use of a customer's or consumer's non-public personal information in accordance with the requirements of Regulation S-P has been added to the New Sub-Advisory Agreements, and (c) the respective dates of the New Sub-Advisory Agreements are different.

The fee rates payable to Reich & Tang under the Previous Sub-Advisory Agreements are the same as the fee rates payable to Dreman under the New Sub-Advisory Agreements. The table below sets forth the sub-advisory fee rates payable to Reich & Tang under the Previous Sub-Advisory Agreements and the sub-advisory fee rates payable to Dreman under the New Sub-Advisory Agreements.

      Sub-Advisory Fee Rates Payable                              Sub-Advisory Fee Rates Payable
        to Reich & Tang under the                                    to Dreman under the New
          Previous Sub-Advisory                                   Sub-Advisory Agreements (as a
      Agreements (as a percentage of                                percentage of the average
          the average daily net                                      daily net assets of each
        assets of each Discipline)                                         Discipline)
      -------------------------------                             -------------------------------
      0.45% of the first $250 million                             0.45% of the first $250 million
      0.40% of such assets in excess                              0.40% of such assets in excess of
        of $250 million                                           $250 million

Consideration of New Sub-Advisory Agreements by the Trustees

The Board of Trustees approved the New Sub-Advisory Agreements at their meeting held on March 10, 2006. The Trustees considered the New Sub-Advisory Agreements in connection with a change in the sub-adviser for a discipline of each of the Portfolios from Reich & Tang to Dreman. In considering whether to approve the New Sub-Advisory Agreements, the Trustees noted that IXIS Advisors, the entity that serves as the Portfolio's investment adviser under a "manager of managers" structure, was recommending the change of sub-adviser and the approval of the New Sub-Advisory Agreements as in the best interest of the Portfolios. They also considered information provided by IXIS Advisors and by Dreman. In considering whether to approve the New Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the New Sub-Advisory Agreements included the following:

The nature, extent and quality of the services to be provided to the Portfolios under the New Sub-Advisory Agreements. The Trustees considered the nature, extent and quality of the services Dreman is believed to be capable of providing to the Portfolios and the resources expected to be dedicated to the Portfolios by Dreman. The Trustees met with senior representatives of Dreman, who presented extensive information regarding Dreman's experience, capabilities and investment management process and philosophy. The Trustees noted that Dreman manages over $10 billion in assets for another mutual fund complex, and therefore is familiar with the demands of managing mutual fund assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the nature, extent and quality of services expected to be provided supported the approval of the New Sub-Advisory Agreements.

Investment performance of Dreman. The Trustees received information about the performance of accounts managed by Dreman, including information which compared the performance of such accounts to the performance of relevant benchmarks. The performance information provided included data for Dreman's mid-cap value discipline (which is the style of the segments of the Portfolios to be managed by Dreman) and for other accounts managed by applying similar value investing approaches to stocks of different capitalization ranges.

After reviewing the information, the Board concluded that Dreman's performance in managing other accounts supported the approval of the New Sub-Advisory Agreements. The Trustees also considered Dreman's performance and reputation generally.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the performance of Dreman supported the approval of the New Sub-Advisory Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Portfolios. The Trustees considered the fees charged to the Portfolios for advisory services as well as the total expense levels of the Portfolios.

This information included comparisons of the Portfolios' advisory fees and total expense levels to those of their peer groups of mutual funds and information about the advisory and sub-advisory fees charged by Dreman to comparable accounts. The Trustees noted that the sub-advisory fee payable to Dreman is the same as that paid to

Reich & Tang under the Previous Sub-Advisory Agreements for the relevant discipline of each Portfolio. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. The Trustees noted that the fees under each New Sub-Advisory Agreement payable to Dreman were slightly higher than the fees received by Dreman as a sub-adviser to a comparable fund of another mutual fund complex and observed that Dreman manages a significantly greater total amount for those funds (over $10 billion). The Trustees also noted that no fees to be charged to the Portfolios would change as a result of retaining Dreman as sub-adviser. The Trustees also took into account the demands, complexity and quality of the investment management of the relevant disciplines of each Portfolio.

The Trustees noted that, in view of the fact that Dreman had not yet begun providing services to either Portfolio, no historical information was available relating to the profitability to Dreman of its relationship to the Portfolios.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the advisory fees charged to each of the Portfolios (and the sub-advisory fee to be paid to Dreman) was fair and reasonable, and that the costs of these services generally supported the approval of the New Sub-Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Dreman and whether those economies will be shared with the Portfolios through breakpoints in their investment sub-advisory fees or other means, such as expense waivers. The Trustees noted that each New Sub-Advisory Agreement and each Portfolio's advisory agreement with IXIS Advisors included breakpoints.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the extent to which economies of scale will be shared with the Portfolios supported the approval of the New Sub-Advisory Agreements.

The Trustees also considered other factors, including the fact that the Portfolios would likely incur expenses including portfolio transaction expenses, in connection with the change in sub-adviser to Dreman.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the sub-advisory agreements with Dreman should be approved for an initial two-year term commencing April 3, 2006.

Restructuring Costs

In April 2006, Dreman reviewed the existing portfolio holdings of the Disciplines to determine what holdings it expected to sell in order to realign the Disciplines' portfolios to include securities Dreman believed appropriate. Brokerage costs related to these realignment transactions are estimated to have
been [$      ] for IXIS Equity Diversified Portfolio and [$      ] for IXIS
Moderate Diversified Portfolio.

In addition, these transactions resulted in the realization of approximately
[$      ] and [$      ] of realized capital gains (or approximately [$      ]
and [$      ] per share of the Portfolios) for IXIS Equity Diversified
Portfolio and IXIS Moderate Diversified Portfolio, respectively.

Description of the New Sub-Advisory Agreements

Copies of the New Sub-Advisory Agreements are set forth as Appendix A-1 and A-2 to this Information Statement. The following description of the New Sub-Advisory Agreements is qualified in its entirety by reference to the full text of the Agreements as set forth in Appendices A-1 and A-2.

The New Sub-Advisory Agreements, which took effect on April 3, 2006, require Dreman to manage the investment and reinvestment of the assets of the Disciplines, subject to the supervision of IXIS Advisors. Under the terms of the New Sub-Advisory Agreements, Dreman is authorized to effect portfolio transactions for the Disciplines, using its own discretion and without prior consultation with IXIS Advisors. Dreman is required to report periodically to IXIS Advisors and the Trustees of the Trust. The New Sub-Advisory Agreements provide that each Portfolio shall compensate Dreman at the annual rate of 0.45% of the first $250 million of the average daily net assets of the discipline, for which Dreman serves as a subadviser, and 0.40% of its Disciplines' average daily net assets in excess of $250 million. As of April 3, 2006, the net assets of the Disciplines were approximately $5,375,818 for IXIS Equity Diversified Portfolio and $13,912,715 for IXIS Moderate Diversified Portfolio.

The New Sub-Advisory Agreements provide that they will continue in effect for two years from their date of execution and thereafter from year to year if their continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolios and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust, IXIS Advisors or Dreman ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreements must be approved by IXIS Advisors and Dreman and, if required by law, by vote of a majority of the outstanding voting securities of the Portfolios and by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreements may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolios, upon 60 days' written notice, or by Dreman or IXIS Advisors upon 90 days' written notice, and will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

The New Sub-Advisory Agreements will automatically terminate if the Advisory Agreements are terminated. The New Sub-Advisory Agreements are non-exclusive with respect to Dreman's services, which means that Dreman can serve as an adviser to other mutual funds and investment accounts.

The New Sub-Advisory Agreements provide that Dreman shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Fees Paid Under the Previous and New Sub-Advisory Agreements

For the fiscal year ended December 31, 2005, the IXIS Equity Diversified Portfolio paid aggregate advisory fees of $133,846, $58,554 of such amount was payable to IXIS Advisors and the remainder ($75,292) was payable to the Portfolio's sub-advisers. For the fiscal year ended December 31, 2005, the IXIS Moderate Diversified Portfolio paid aggregate advisory fees of $897,702, $420,190 of such amount was payable to IXIS Advisors and the remainder ($477,512) was payable to the Portfolio's sub-advisers. Of the amount paid to the Portfolio's sub-advisers, the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio paid sub-advisory fees of $11,180 and $54,050, respectively, to Reich & Tang under the Previous Sub-Advisory Agreements. Because the fee rates are the same under both the Previous Sub-Advisory Agreements and the New Sub-Advisory Agreements, Dreman would have received the same amounts had the New Sub-Advisory Agreements been in effect during 2005. In addition, the aggregate management fees paid by the Portfolios will not be affected by the change in subadvisers.

II.OTHER INFORMATION

Information About the Trust

IXIS Advisor Funds Trust III is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated August 22, 1995, as amended. Each series of the Trust (except Harris Associated Focused Value Fund) is diversified. The name of the Trust has changed several times since its organization as noted below:

           Trust Name                    Date
           ----------                    ----
           New England Funds Trust III   August 1995 to January 2000
           Nvest Funds Trust III         January 2000 to April 2001
           CDC Nvest Funds Trust III     May 2001 to April 2005
           IXIS Advisors Funds Trust III May 2005 to present

IXIS Advisor Funds Trust III has three (3) portfolios. Harris Associates Focused Value Fund was organized in 2001 and commenced operations March 15, 2001. IXIS Moderate Diversified Portfolio commenced operations on July 15, 2004. Prior to May 1, 2005, IXIS Moderate Diversified Portfolio was named "CDC IXIS Moderate Diversified Portfolio". IXIS Equity Diversified Portfolio commenced operations on January 31, 2005.

Information About IXIS Advisors

IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), formed in 1995, is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"), is a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. ("IXIS Asset Management US Group"). IXIS Distribution Corporation is also the sole general partner of IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), the Portfolios' principal underwriter. IXIS Asset Management US Group owns the entire limited partnership interest in each of IXIS Advisors and IXIS Distributors.

IXIS Asset Management US Group is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

Information About Dreman

Dreman Value Management, L.L.C. ("Dreman"), located at 520 East Cooper Avenue, Aspen, Colorado 81611, serves as the subadviser to the Dreman Mid Cap Value Discipline of each Portfolio. Dreman was founded in 1997, with predecessor firms dating back to 1977, and is controlled by David Dreman. As of December 31, 2005, Dreman managed over $14.5 billion in assets, which were primarily composed of institutional accounts and investment companies.

Below is a table listing the chief executive officers and directors of Dreman and their position with Dreman:

                  Name                Title
                  ----                -----
                  David Dreman        Chairman

                  F. James Hutchinson Executive Vice President

                  Nelson Woodard      Managing Director

                  Lloyd Jagai         Chief Executive Officer

                  Thomas Littauer     President

                  Lee Delaporte       Managing Director

The principal address of Dreman is 520 East Cooper Avenue, Aspen, Colorado 81611. The Dreman Family 1988 Trust and its co-trustees Holly Dreman, Carlyn McCaffrey and Solomon Dreman collectively own 75% or more of Dreman and are considered to be control persons of the firm.

Dreman sub-advises a mutual fund that has an investment objective similar to that of the Portfolios, for compensation at the annual fee rates of the corresponding average net assets levels of such fund set forth in the table below. The table also sets forth the net assets of this fund at $11 million as of December 31, 2005:

                                  Approximate  Annual Sub-Advisory Fee Rate
                                  Net Assets   (as a percentage of average net
   Fund                          (in millions)           assets)
   ----                          ------------- -------------------------------
   DWS Dreman Mid Cap Value Fund      $11      0.375%  $0 - $500 million
                                               0.340%  thereafter

Other Sub-Advisers

As described above, IXIS Equity Diversified Portfolio is divided into four disciplines, one of which is managed by Dreman. Another discipline is managed by Harris Associates L.P., Two North LaSalle Street, Chicago, Illinois 60602, one discipline is managed by Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111 and the remaining discipline is managed by Hansberger Global Investors Inc., 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, FL 33301

As described above, IXIS Moderate Diversified Portfolio is divided into five disciplines, one of which is managed by Dreman. Another discipline is managed by Harris Associates L.P., Two North LaSalle Street, Chicago, Illinois 60602, two disciplines are managed by Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111 and the remaining discipline is managed by Hansberger Global Investors Inc., 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, FL 33301

Please see the prospectus and statement of additional of the Portfolios for more information on these subadvisers.

Portfolio Transactions and Brokerage

Dreman places all orders for purchases and sales of securities for the Mid Cap Value Disciplines of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio.

Dreman, in effecting purchases and sales of securities for the account of each Discipline, will seek best execution of orders. Dreman may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the disciplines of the Portfolio and Dreman. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of Dreman. When it can be done consistently with the policy of obtaining the most favorable net results, Dreman may place orders with firms that provide market, statistical and other research information to Dreman, although Dreman is not authorized to pay higher commissions to firms that provide such services, except as described below.

Dreman may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a

"mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by Dreman in cash. Subject to Section 28(e), the Disciplines could pay a firm that provides research services commissions for effecting a securities transaction for the Discipline in excess of the amount other firms would have charged for the transaction if Dreman determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or Dreman's overall responsibilities to the Discipline and its other clients. Not all of such research services may be useful or of value in advising the Disciplines. The subadvisory fees paid to Dreman are not reduced because these research services are received.

For the fiscal year ended December 31, 2005, brokerage commissions paid to affiliated broker/dealers by IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio were $2,960 and $9,483, respectively. These amounts represented 0.02% and 0.02% of the overall brokerage commissions of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio, respectively.

Certain Payments to Affiliates

In addition to advisory fees payable to IXIS Advisors, IXIS Advisors is also compensated for serving as Administrator of the Portfolios. For the fiscal year ended December 31, 2005. For Equity Diversified Portfolio these payments to IXIS Advisors amounted to $94,459. For the fiscal year ended December 31, 2005, for IXIS Moderate Diversified Portfolio these payments to IXIS Advisors amounted to &64,343. In addition, the Portfolios compensate IXIS Distributors for providing various services to the Portfolios. For the fiscal year ended December 31, 2005, for IXIS Equity Diversified Portfolio these payments to IXIS Distributors amounted to $18,145 for service (Rule 12b-1) fees for Class A shares and $94,729 for service and distribution (Rule 12b-1) fees for Class C shares. For the fiscal year ended December 31, 2005, for IXIS Moderate Diversified Portfolio these payments to IXIS Distributors amounted to $107,928 for service (Rule 12b-1) fees for Class A shares and $765,226 for service and distribution (Rule 12b-1) fees for Class C shares. In addition, for the fiscal year ended December 31, 2005, IXIS Distributors received $119,052 and $460,253 in sales charges (including contingent deferred sales charges on Class C shares) from the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio shareholders, respectively. These arrangements are not affected in any way by the New Sub-Advisory Agreements.

Certain Trustees and Officers of the Trust

No Trustees or Officers have any substantial interest, direct or indirect, by security holdings or otherwise, in the change of subadviser for the disciplines of the Portfolios.

Outstanding Shares and Significant Shareholders

The number of shares of beneficial interest of each class of the Portfolios issued and outstanding as of April 7, 2006 were approximately 1,127,550 for Class A and 1,907,484 for Class C of IXIS Equity Diversified Portfolio; and approximately 3,352,170 for Class A and 7,802,721 for Class C of IXIS Moderate Diversified Portfolio. The total number of shares of beneficial interest of the Portfolios issued and outstanding as of April 7, 2006 was approximately 3,035,034 for IXIS Equity Diversified Portfolio and 11,154,892 for IXIS Moderate Diversified Portfolio.

As of April 7, 2006, the following person owned more than 5% of the outstanding shares of the noted class of shares of the Portfolios beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934):


                                                                             Percentage of
                                                                   Shares     Outstanding
                                        Name and Address of     Beneficially   Shares of
             Portfolio                   Beneficial Owner          Owned      Class Owned
             ---------              --------------------------- ------------ -------------
IXIS Equity Diversified Portfolio
Class A                             MLPF&S For the Sole Benefit    696,887       61.80%
                                    of Its Customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr E, Fl 2
                                    Jacksonville, FL 32246-6484

                                    IXIS IS                        304,878       27.03%
                                    16-18 Rue Berthollet
                                    94 113 Arcueil Cedex France

Class C                             MLPF&S For the Sole Benefit  1,582,560       83.11%
                                    of Its Customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr E, Fl 2
                                    Jacksonville, FL 32246-6484

IXIS Moderate Diversified Portfolio
Class A                             MLPF&S For the Sole Benefit  2,443,433       72.91%
                                    of Its Customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr E, Fl 2
                                    Jacksonville, FL 32246-6484

Class C                             MLPF&S For the Sole Benefit  7,195,445       92.23%
                                    of Its Customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr E, Fl 2
                                    Jacksonville, FL 32246-6484

As of April 7, 2006, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of shares of each Portfolio.

Shareholder Proposals at Future Meetings

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

Delivery to Shareholders Sharing an Address

The Trustees are delivering one Information Statement to multiple shareholders sharing an address unless the Trust or IXIS Distributors has received contrary instructions from one or more of such shareholders. Upon written or oral request, IXIS Distributors shall deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was previously delivered.

To find out how to request a separate copy of this Information Statement or any future annual report or information statement or to request delivery of a single copy of annual reports or information statements if they are receiving multiple copies of such documents, shareholders sharing an address with other shareholders may contact IXIS Distributors in writing at 399 Boylston Street, Boston, Massachusetts 02116 or by calling 1-800-225-5478.

Portfolios' Annual Reports

The Portfolios have previously sent their most recent Annual Reports and Semi-Annual Reports to their shareholders. You can obtain a copy of these reports without charge by writing to IXIS Distributors at 399 Boylston Street, Boston, Massachusetts 02116 or by calling (800) 225-5478 or by logging onto www.ixisadvisorfunds.com.

   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

                                                                   Appendix A-1

                       IXIS EQUITY DIVERSIFIED PORTFOLIO

                            Sub-Advisory Agreement
                       (Dreman Value Management, L.L.C.)
                          (Mid Cap Value Discipline)

   Sub-Advisory Agreement (this "Agreement") entered into as of 3/rd/ day of April, 2006, by and among IXIS Advisor Funds Trust III, a Massachusetts business trust (the "Trust"), with respect to its IXIS Equity Diversified Portfolio series (the "Series"), IXIS Asset Management Advisors, L.P., a Delaware limited partnership (the "Manager"), and Dreman Value Management, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

   WHEREAS, the Manager has entered into an Advisory Agreement dated
January 31, 2005 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

   WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

   WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

   1. Sub-Advisory Services.

     a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of such portion of the assets of the Series designated as the "Dreman Mid Cap Value Discipline" as the Manager may from time to time allocate to the Sub-Adviser for management (the "Segment") and the Sub-Adviser shall have the authority on behalf of the Series to vote and shall vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Segment from time to time invests. The Sub-Adviser shall manage the Segment in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series,
(2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and
(3) the provisions of the Internal Revenue Code as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 as amended (the "1940 Act") and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Segment may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this
Section 1.a; however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

                                     A1-1

     b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segment in such form as may be mutually agreed upon, and agrees to review the Segment and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Segment to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

   2. Obligations of the Manager.

     a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Segment, cash requirements and cash available for investment in the Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

   3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

   4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "Dreman Value Management, L.L.C." and that all use of any designation consisting in whole or part of "Dreman Value Management, L.L.C." under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

   5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other

                                     A1-2
costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

   6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segment at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segment.

   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of IXIS Asset Management Distributors, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

   The Manager agrees that, subject to its fiduciary duties to the Series arising from its position as Manager of the Series, the Manager shall not dictate brokerage allocation or selection decisions or investment decisions to or for the Series, either directly or pursuant to directions given to the Sub-Adviser by the Manager; provided, however, that nothing in this paragraph shall prohibit officers of the Trust (who may also be officers or employees of the Manager) from exercising authority conferred upon them as officers of the Trust by the Board of Trustees of the Trust.

   7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.45% of the first $250 million of the average daily net assets of its Segment, and 0.40% of its Segment's average daily net assets in excess of $250 million (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

   8. Non-Exclusivity. The Manager and the Trust on behalf of the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as

                                     A1-3
investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

   9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Segment under this Agreement.

   Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment.

   The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or the Segment or that the Series or the Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

   10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

     a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

     b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

     c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

     d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

                                     A1-4

   Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

   11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

   12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

   13. General.

     a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     d. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                     A1-5

IXIS ASSET MANAGEMENT ADVISORS, L.P.
By IXIS Asset Management Distribution Corporation, its general partner

By:    /s/ John T. Hailer
       --------------------------
Name:  John T. Hailer
Title: Executive Vice President

DREMAN VALUE MANAGEMENT, L.L.C.

By:    /s/ Lloyd K. Jagai
       --------------------------
Name:  Lloyd K. Jagai
Title: Chief Executive Officer

IXIS ADVISOR FUNDS TRUST III
on behalf of its IXIS Equity Diversified Portfolio series

By:    /s/ John T. Hailer
       --------------------------
Name:  John T. Hailer
Title: President and Chief
         Executive Officer

                                    NOTICE

   A copy of the Agreement and Declaration of Trust establishing IXIS Advisor Funds Trust III (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's IXIS Equity Diversified Portfolio series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                     A1-7

                                                                   Appendix A-2

                      IXIS MODERATE DIVERSIFIED PORTFOLIO

                            Sub-Advisory Agreement
                       (Dreman Value Management, L.L.C.)
                          (Mid Cap Value Discipline)

   Sub-Advisory Agreement (this "Agreement") entered into as of 3/rd/ day of April, 2006, by and among IXIS Advisor Funds Trust III, a Massachusetts business trust (the "Trust"), with respect to its IXIS Moderate Diversified Portfolio series (the "Series"), IXIS Asset Management Advisors, L.P., a Delaware limited partnership (the "Manager"), and Dreman Value Management, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

   WHEREAS, the Manager has entered into an Advisory Agreement dated July 14, 2004 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

   WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

   WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

   2. Sub-Advisory Services.

     a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of such portion of the assets of the Series designated as the "Dreman Mid Cap Value Discipline" as the Manager may from time to time allocate to the Sub-Adviser for management (the "Segment") and the Sub-Adviser shall have the authority on behalf of the Series to vote and shall vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Segment from time to time invests. The Sub-Adviser shall manage the Segment in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series,
(2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and
(3) the provisions of the Internal Revenue Code as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 as amended (the "1940 Act") and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Segment may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this
Section 1.a; however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

                                     A2-1

     b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segment in such form as may be mutually agreed upon, and agrees to review the Segment and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Segment to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

   2. Obligations of the Manager.

     a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Segment, cash requirements and cash available for investment in the Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

   3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

   4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "Dreman Value Management, L.L.C." and that all use of any designation consisting in whole or part of "Dreman Value Management, L.L.C." under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

   5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other

                                     A2-2
costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

   6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segment at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segment.

   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of IXIS Asset Management Distributors, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

   The Manager agrees that, subject to its fiduciary duties to the Series arising from its position as Manager of the Series, the Manager shall not dictate brokerage allocation or selection decisions or investment decisions to or for the Series, either directly or pursuant to directions given to the Sub-Adviser by the Manager; provided, however, that nothing in this paragraph shall prohibit officers of the Trust (who may also be officers or employees of the Manager) from exercising authority conferred upon them as officers of the Trust by the Board of Trustees of the Trust.

   7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.45% of the first $250 million of the average daily net assets of its Segment, and 0.40% of its Segment's average daily net assets in excess of $250 million (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

   8. Non-Exclusivity. The Manager and the Trust on behalf of the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as

                                     A2-3
investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

   9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Segment under this Agreement.

   Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment.

   The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or the Segment or that the Series or the Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

   10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

     a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

     b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

     c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

     d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

                                     A2-4

   Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

   11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

   12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

   13. General.

     a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     d. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                     A2-5

IXIS ASSET MANAGEMENT ADVISORS, L.P.
By IXIS Asset Management Distribution Corporation, its general partner

By:    /s/ John T. Hailer
       --------------------------
Name:  John T. Hailer
Title: Executive Vice President

DREMAN VALUE MANAGEMENT, L.L.C.

By:    /s/ Lloyd K. Jagai
       --------------------------
Name:  Lloyd K. Jagai
Title: Chief Executive Officer

IXIS ADVISOR FUNDS TRUST III
on behalf of its IXIS Moderate Diversified Portfolio series

By:    /s/ John T. Hailer
       --------------------------
Name:  John T. Hailer
Title: President and Chief
         Executive Officer

                                    NOTICE

   A copy of the Agreement and Declaration of Trust establishing IXIS Advisor Funds Trust III (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's IXIS Moderate Diversified Portfolio series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                     A2-7